SILVER STAR
PROPERTIES

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as acquire, intend, predict, rising, accelerating, anticipated, achieve, align, competition, continue, create, demand, discount, drive, durable, expansion, focus, grow, look, maintain, opportunity, option, produce, proposition, provide, rationale, result, stable, target, will, or the negatives thereof or other variations thereon or comparable terminology.

These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments and risks and uncertainties, including future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control, as well as other risks and uncertainties disclosed in periodic reports on Form 10-K and Form 10-Q of Silver Star Properties REIT, Inc. (the "Company").

The assumptions underlying the forward-looking statements and the forwardlooking statements themselves could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate, and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements.

In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved. Except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this presentation. Except where otherwise indicated herein, the information provided herein is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date hereof, except as required by law.

Unless otherwise noted, the information provided herein is as of November 20, 2023, and the Company does not undertake any obligation to revise or update any information contained herein in light of new information, future developments or otherwise after such date, except as required by law. Under no circumstances should the delivery of this presentation at any time create any implication that there has not been a change in the affairs of the Company or the information herein or that the information contained herein is correct as of any time subsequent to such date.

AGENDA

EXECUTIVE COMMITTEE DIRECTORS



GERALD W. HADDOCK, age 76, has served as one of our independent directors since May 2020. Mr. Haddock brings more than 50 years of professional and leadership experience to the Board. He is currently serving as the Chairman for the Executive Committee, Chairperson of the Nominating and Corporate Governance Committee, and as a member of the Audit Committee. He founded Haddock Enterprises, LLC in 2000 and has served as president since its formation. Prior to forming Haddock Enterprises, Mr. Haddock served as president and chief executive officer of Crescent Real Estate Equities, a diversified real estate investment trust. He was a partner at the law firms of Fulbright & Jaworski, LLP; Kelly, Hart & Hallman, PC; and Jackson Walker, LLP, before founding the Haddock Firm, LLP. He is currently a director for Meritage Homes Corporation, serving as the Chairperson of the Nominating and Corporate Governance Committee and as a Director for ProFrac Holding Corp, an integrated energy services company, serving on the Audit and Comp Committees. From 1986 to 2019, Mr. Haddock served as a founding director of ENSCO International, PLC, a leading global offshore oil and gas drilling service company. As one of the initial three directors, he was instrumental in leading the negotiation efforts of Rainwater Group to acquire the company (formerly known as Blocker Energy). For more than 25 years, Mr. Haddock served on the Board of Directors of ENSCO and as the Chairperson of its Audit Committee.

He was also co-lead director for many years of his service. Mr. Haddock also served as a member of the Nominating and Governance Committee. Mr. Haddock retired as a director with ENSCO in early 2019 upon its merger with Rowan Companies plc which created Valaris plc. Mr. Haddock has served on many philanthropic boards. He previously served on the Board of Trustees for the M.D. Anderson Proton Therapy Education and Research Foundation and the Baylor College of Medicine, as well as a member of the Baylor University Executive Investment Committee. Since 2010, he has been involved with the CEELI Institute, a not-for profit, international provider of post-graduate, professional legal education headquartered in Prague. Mr. Haddock is currently a member of the Friends of the CEELI Institute Board of Directors based out of Washington DC. Mr. Haddock received his Bachelor of Business Administration and Juris Doctorate from Baylor University and Baylor Law School, and his Master of Laws in Taxation from New York University School of Law. He also received his Master of Business Administration from Dallas Baptist University.

EXECUTIVE COMMITTEE DIRECTORS (CONT.)



JACK I. TOMPKINS, age 77, has served as one of our independent directors since our inception in February 2009. Mr. Tompkins has served since 1998 as Chairman and CEO of ARTA Equity Advisors, L.L.C., which was formed to engage in various entrepreneurial opportunities. Mr. Tompkins began his career with Arthur Young & Co., working as a certified public accountant there for three years before joining Arthur Andersen, & Co., where he was elected to the partnership in 1981 and served until 1988. While at Arthur Andersen he was in charge of the Merger and Acquisition Program for the Houston office as well as head of the Natural Gas Industry Group. From 1988 until October 1996, Mr. Tompkins served as Chief Financial Officer, Senior Vice President, and Chief Information, Administrative and Accounting Officer of a large publicly traded energy company. Corporate functions reporting to Mr. Tompkins included financial planning, risk management, tax, accounting, information systems, administration, and internal audit.

Mr. Tompkins served as Chairman and CEO of Automotive Realty Trust Company of America from its inception in 1997 until its sale to a publicly traded REIT in January 1999. Automotive Realty was formed to engage in the business of consolidating real estate properties owned by automobile dealerships into a REIT. From March to September of 1999, Mr. Tompkins served as interim Executive Vice President and CFO of Crescent Real Estate Equities as the Company restructured. Mr. Tompkins served as an independent director of Hartman XIX from July 2009 until March 2010 and as an independent director of Hartman Income REIT from January 2008 until July 2009, both of which were engaged in the ownership and/or management of office, industrial and retail space. Mr. Tompkins previously served on the board of directors of Bank of America Texas and Michael Petroleum Corp. He is a member of American Institute of Certified Public Accountants. Mr. Tompkins has served in various capacities on the Boards of several nonprofit organizations (including universities), and continues to do so. Mr. Tompkins received a Bachelor of Business Administration and Master of Business Administration from Baylor University

.

EXECUTIVE COMMITTEE DIRECTORS (CONT.)



JAMES (JIM) S. STILL, age 65, has served as one of our independent directors since May 2020. Mr. Still founded RDC Advisors, LLC in 2010, to serve as a holding company for his Board and interim management roles at portfolio companies owned by private equity and institutional lending firms. Prior to forming RDC Advisors, Mr. Still served as President and CEO of Surgent, LLC from 2014 to 2016, and prior to that President and CEO of Thompson Media Group, LLC from 2010 to 2014. Both of these entities were focused on providing professional education to a number of sectors of the domestic economy. The two companies were owned by private equity and institutional lending firms. Earlier in his career, Mr. Still was President and CEO of Atlantic American Properties Trust, a diversified commercial and industrial real estate investment trust with holdings throughout the mid-Atlantic region. He was also the former President and CEO of Bell Atlantic Properties, Inc, a wholly owned investment real estate division of Bell Atlantic Corporation now Verizon Corporation. Since 2017, he has been a director for Intellective, Inc, a leading provider of technology-based solutions; Precision Camera, the largest camera repair company in the country; and DirectPath, a leading telecommunications provider.

Each of these entities is privately held. He is a former Board member of Abington Health, a large regional health care provider and from 2017 to 2019 he was a member of the Finance and Investment Committees of Abington-Jefferson Health, upon the companies' merger in 2015. He was the President of the Alumni Board of William Penn Charter School, the oldest Quaker high school in America. He also served on the Amherst College Alumni Board and was a Session member at Grace Presbyterian Church in suburban Philadelphia. Mr. Still earned Bachelor of Arts in Economics and Psychology and Master of Business Administration from the Wharton School of the University of Pennsylvania.

RECOGNIZING THE PROBLEM

By early July 2022, a the independent members of the Board had come to understand that overwhelming problems faced Silver Star Properties REIT, Inc. (the "Company") under CEO Allen Hartman's leadership. The independent Board members have learned that these, problems include, but are not limited to, the following:

1. Allen Hartman had taken a dividend advance to which he was not entitled.
2. Allen Hartman had misled the Board about Company performance.
3. Allen Hartman had consistently impeded the shareholder liquidity that he had promised for years.
4. Allen Hartman had directed, developed, maintained, and expanded significant conflicts of interest between the Company, it's affiliates, and himself. For example, Allen Hartman directed substantial transactions with affiliates without appropriate disclosure to the Board and many without proper structure and/or documentation.

5. The Company had incurred debts exceeding $322m, including millions from an affiliate of Allen Hartman that was not approved by the Board and was in violation of the affiliate's charter.

6. Allen Hartman created a management culture which afforded himself an excessive degree of control by stifling dissenting viewpoints.

7. Employee turnover, including at the executive level, continued to be excessive.

8. Tenant turnover continued to be excessive and a significant drain on Company performance.

RECOGNIZING THE PROBLEM (CONT.)

9. The Company was burning more cash than it was generating.
   a. The Company was delinquent on certain of its vendor payments, and accounts payable were rapidly increasing.
   b. Dividends, of which Allen Hartman and his affiliates were some of the largest recipients, exceeded funds from operations.
10. Following Board instructions that it was his most important objective, Allen Hartman failed to lead the Company to refinance its approximately $259m SASB loan ("SASB Loan") despite working to do so for over nine months, which will cost the Company significantly higher interest costs. The Company had fallen into default on its largest debt obligation, the SASB Loan, with an imminent triggering of a cash management lockbox by the loan servicer that further impaired the Company's operations and put inaccessible reserves on a path to balloon to $25m.
11. Personnel and the accompanying payroll had ballooned to include approximately 185 employees.
12. Allen Hartman's time was significantly focused on personal activities outside of Company matters.
13. Allen Hartman's nepotism tendencies became evident when the independent directors believed he positioned his daughter who lacked sufficient experience in a *de facto* executive role, as the successor CEO to Mr. Hartman.

14. Among other things, the Company was pursuing development and acquisition activities without access to capital.

15. The Company's balance sheet was rigid and all income producing assets had previously been committed as collateral for debts.

16. The Company had been delinquent in filing annual or quarterly financial statements with the SEC eleven times.

TAKING ACTION

In July 2022, three independent members of the Board – Gerald Haddock, Jack Tompkins and Jim Still – took the initiative to address serious Company issues. These three board members were instrumental in:

1. Recognizing that dividends were unsustainable.
2. Bringing in an outside strategic advisor, Raymond James, to present strategic options. This resulted in two major recommendations:
   a. General and administrative expenses were grossly outsized under Allen Hartman's leadership relative to peers and should be reduced.
   b. Bridge financing to replace the SASB Loan should be sourced and executed as soon as possible. Allen Hartman rejected this recommendation.
3. Reducing G&A spending in accordance with Raymond James' recommendation. Non-productive and underproductive roles were eliminated in several areas, including the expensive and ineffective equity capital raising team funded by the Company and partially managed by Allen Hartman's daughter.

4. Requiring Allen Hartman to return an improper dividend advance.

5. Forming an Executive Committee of the Board to enable more effective governance.

6. Subsequently removing Allen Hartman as CEO.

7. Approving and implementing a plan to reposition many of the Company's real estate assets into self storage to generate cash flow while reducing the long-term expense profile of the asset portfolio.

INTERVENING OBSTACLES

Following his termination as CEO, Allen Hartman did not act in the Company's best interests:

- He unilaterally severed an important advisory agreement between the Company and an affiliate.
- He took an adversarial role, likely for personal benefit, in working to resolve conflicts with the Company. the Company on track for refinancing its debt and pivoting into Self Storage.
- He indirectly brought a lawsuit against the Company's subsidiaries to hinder sales of certain Company assets. This resulted in the Executive Committee pursuing an offensive bankruptcy strategy to deliver a clear path to selling assets in an orderly manner, while keeping the Company on track for refinancing its debt and pivoting into Self Storage.

FORGING A PATH FORWARD

With Gerald Haddock, Jack Tompkins and Jim Still forming the Executive Committee of the Board, the Company is now forging a path forward with the goals of protecting and enhancing shareholder value, establishing a sustainable dividend, and providing liquidity for shareholders. The Executive Committee intends to accomplish this by moving forward on several fronts:

1. Reviewing Strategic Options, considering that traditional commercial real estate, especially office properties, is out of favor and understanding that a liquidation might deliver nothing due to the "fire sale" perception that catalyzes depressed pricing.

2. Establishing a New Direction Plan for pivot to Self Storage, an industry ripe for growth and additional consolidation by a well-managed, growth oriented Real Estate Investment Trust.

3. Reconstituting executive management into a smaller, more effective team.

4. Enabling an effective and orderly disposition process for our legacy commercial assets that avoids the "fire sale" perception typically associated with asset liquidations.
5. Paying down a significant portion of the SASB loan, positioning for replacement financing.
6. Paying down the $46m Voya life Company loan, further reducing debt and providing balance sheet flexibility.
7. Enabling the orderly liquidation of properties that were being held for development as they provided no cash flow.
8. Resolving conflicts of interest with affiliates.

FORGING A PATH FORWARD (CONT.)

The Executive Committee of the Board, comprised of Gerald Haddock, Jack Tompkins and Jim Still, has worked diligently to engineer a path into Self Storage by:

1. Remaining steadfast in fulfilling its mission generating the best potential returns for shareholders, taking into account our strategy options, pitfalls, and solidifying its role to all shareholders and its constituents.
2. Creating an opportunity to grow the Company into a more substantial and valuable enterprise rather than liquidating all of its assets.
3. Receiving accolades from key investment advisors as they predict key outcomes that have been delivered.
4. Meeting weekly with the management team to review strategic, key metrics, cash flow and other operational outcomes.

5. Understanding the turmoil in capital markets and its impact on the Company and the resilient nature of Self Storage and opportunities to capture value for shareholders.

6. Bringing the company forward from its subsidiaries' bankruptcy with an estimated $180m in equity providing $360m in buying power for the establishment of a foundational Self Storage portfolio. Allen Hartman has contributed nothing to this opportunity and has only sought to impede progress.

FORGING A PATH FORWARD (CONT.)

We have several objectives as we work through the pivot into Self Storage:

1. Begin building the Self Storage portfolio via acquisition, providing validation of our commitment to execute the plan.
2. Build a Self Storage portfolio with substantial occupancy and assets deemed institutional quality, facilitating the listing of company stock on a public exchange with favorable investor demand and interest from the broader investment community, including institutional investors thereby driving share valuation and liquidity for existing shareholders.
3. Minimize the cost of debt financing.
4. Maintain reasonable leverage with an initial target of 50% that is planned to decrease over time.
5. Provide enhanced quality and predictability of cash flows within the new Self Storage portfolio.
6. Establish a reliable dividend with sustainable growth enabling dividend aristocracy.

Portfolio Construction – Institutional Grade Self-Storage

Silver Star will be intentional and data-driven with our geographic targeting of new opportunities. Geographic targeting will provide a high-level filter for our top-of-funnel opportunity evaluation for broadly marketed opportunities as well as our focused pursuit of off-market opportunities.

Regional targets: The Southeast and Southwest are our primary regional targets with the Mountain West, Midwest and Mid-Atlantic as an attractive alternatives.

A NEW HORIZON

Critical to this path forward is the continued service on the Board of the current Executive Committee Directors—Gerald Haddock, Jack Tompkins and Jim Still. In the future, each shareholder is anticipated to receive proxy materials relating to the election of these three expected nominees to the Board.

ADDITIONAL INFORMATION

Participants

The Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by the Company in connection with matters to be considered in connection with the 2023 Consent Solicitation. Information about the Company's executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in the Company's preliminary proxy statement for the 2023 Consent Solicitation. To the extent holdings of The Company securities reported in the definitive proxy statement for the 2023 Consent Solicitation have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC's website at www.sec.gov.

ADDITIONAL INFORMATION

Additional Information and Where to Find It

The Company has filed with the SEC a definitive proxy statement on Schedule 14A on November 29, 2023, containing relevant documents with respect to its solicitation of proxies for the Company's stockholder consent in lieu of annual meeting for the 2023 fiscal year (the "2023 Consent Solicitation"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company website at www.silverstarreit.com.

THANK YOU

SILVER STAR
PROPERTIES